UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006

HIGHBURY FINANCIAL INC.
______________________

(Exact name of registrant as specified in its charter)

Delaware	000-51682	20-3187008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Eighteenth Street, Suite 3000, Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 357-4802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Explanatory Note

Highbury Financial, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2006, to disclose that the Company determined that it needed to restate certain financial statements to account for the fair value of the warrants issued as part of the units in its initial public offering and the private placement immediately preceding its initial public offering (the “Warrants”) and the unit purchase option issued to the underwriters in the Company’s initial public offering (the “Purchase Option”) as equity, rather than as liabilities as had been the Company’s practice.

Item 4.02  Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In consultation with its independent registered accounting firm, Goldstein Golub Kessler LLP (“GGK”), Highbury Financial Inc. (the “Company”) determined on December 18, 2006, that the Company needed to reclassify certain liabilities in its financial statements which relate to the Warrants and the Purchase Option. Previously, in connection with the preparation of the proxy statement related to the Company’s proposed acquisition of the U.S. mutual fund business of ABN AMRO Asset Management Holdings, Inc., ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., Tamro Capital Partners LLC, Veredus Asset Management LLC and River Road Asset Management, LLC, the Company, in consultation with GGK, had determined on October 10, 2006, that the Company needed to reclassify certain amounts in its financial statements to report the Warrants and the Purchase Option as liabilities.  The Company arrived at its current conclusions that the Warrants and Purchase Option should be accounted for as equity after further consideration of the accounting for warrants and other derivative securities under Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”) and after entering into the Amended and Restated Clarification Agreement and amendments to the Purchase Option agreements described below.

The warrant agreement provided for the Company to register the shares underlying the warrants and was silent as to whether a penalty is to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, in such circumstances, registration of the common stock underlying the warrants is not deemed to be within the Company’s control. As a result, the Company previously assumed that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. The Company entered into an Amended and Restated Clarification Agreement on December 15, 2006, which clarified that while the Company is required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants, it is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant is not entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) is the Company required to net cash settle the warrant exercise. Consequently, the Warrants will expire unexercised and unredeemed if there is no effective registration statement covering the shares of the Company’s common stock issuable upon exercise of the Warrants. Therefore, the Company has determined that the Warrants should not be classified as a liability, but rather should be accounted for as equity.

The Purchase Option agreements provide for the Company to register the shares underlying the option and the warrants included therein, and included a provision for the payment of damages to the underwriters in the event the Company is unable to deliver the securities underlying the Units to the underwriters. Under EITF No. 00-19, the Company assumed that the Purchase Option could give rise to it ultimately having to net-cash settle the options, thereby necessitating the treatment of the Purchase Option as a liability. On December 15, 2006, the Company amended the Purchase Option agreements to clarify the original intent of the Purchase Option agreements. The amendments clarify that while the Company is required to use its best efforts to maintain the effectiveness of a registration statement covering the securities issuable upon exercise, the holder of the Purchase Option is not entitled to receive a net-cash settlement or damages in the event there is no effective registration statement covering the securities issuable upon exercise. Furthermore, the holder of the Purchase Option is not entitled to exercise the Purchase Option or the Warrants underlying the Purchase Option unless a registration statement covering the securities underlying the Purchase Option is effective or an exemption from registration is available. Accordingly, the Purchase Option and underlying Warrants will expire unexercised and unredeemed if there is no effective registration statement covering the securities issuable upon exercise. Therefore, the Company has determined that the Purchase Option should not be classified as a liability, but rather should be accounted for as equity.

The Company had previously issued financial statements that presented the fair value of the warrant and the Purchase Option as liabilities. Accordingly, the financial statements contained within two of the Company’s current reports on Form 8-K/A filed on October 13, 2006 (which amended previously filed current reports on Form 8-K reflecting the financial position of the Company upon completion of its initial public offering and upon closing of the underwriters' overallotment option), the Company’s Quarterly Report on Form 10-QSB/A filed on October 13, 2006 for the quarter ended March 31, 2006, the Company’s Quarterly Report on Form 10-QSB/A filed on October 13, 2006 for the quarter ended June 30, 2006, the Company’s Annual Report on Form 10-KSB/A filed on November 2, 2006 for the period from July 13, 2005 (inception) through December 31, 2005 (all of the foregoing, collectively referred to as the “Amended Filings”) and the Company’s Quarterly Report on Form 10-QSB filed on November 14, 2006 for the quarter ended September 30, 2006 should no longer be relied upon.

After discussions with management and members of the Board of Directors of the Company, the Company has determined to restate its financial statements for such periods. The restated financial statements will be included in amendments to the Amended Filings and an amendment on Form 10-QSB/A to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 initially filed on November 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

Date: December 22, 2006	/s/ Richard S. Foote
Richard S. Foote President and Chief Executive Officer